Scudder New York Tax Free
Money Fund

Supplement to the Prospectus
Dated August 1, 1996

On October 8, 1996, the Board of Trustees of Scudder New York Tax Free Money Fund voted to change the quality requirements of the Fund, as well as permit the Fund to invest to a limited extent in securities subject to the alternative minimum tax. Effective November 29, 1996, the Fund will begin investing in accordance with these new parameters. The changes are set forth in detail below, and serve to amend the text of the prospectus and Statement of Additional Information in their entirety.

The Fund may invest its assets in municipal securities which are rated, or issued by an issuer rated, P2 by Moody's, A2 by S&P, or F2 by Fitch, to the extent permitted by Rule 2a-7 of the Investment Company Act of 1940, as amended.

The Fund may invest up to 20% of its assets in securities subject to the alternative minimum tax ("AMT bonds"). The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation.


October 8, 1996